UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 8, 2010
                Date of Report (Date of Earliest Event Reported)


                              CASEY CONTAINER CORP
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                        333-140445                20-5619324
(State of Other Jurisdiction of        (Commission             (I.R.S. Employer
Incorporation or Organization)         File Number)          Identification No.)

                  7255 East Alfredo Drive, Scottsdale, AZ 85258
               (Address of Principal Executive Offices) (Zip Code)

                                  602-819-4181
              (Registrant's Telephone Number, including Area Code)

                              SAWADEE VENTURES, INC
             9003 Reseda Boulevard, Suite 205A, Northridge, CA 91324
          (Former Name or Former Address, if Changed Since Last Report)

                            Michael M. Kessler, Esq.
                       3436 American River Drive, Suite 11
                              Sacramento, CA 95864
                          (916) 239-4000 (916) 239-4000
            (Name, Address and Telephone Number of Agent for Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 5.01 Changes in Control of Registrant.                                    3

Item 5.02 Departure of Directors or Principal Officers; Election of
          Directors; Appointment of Principal Officers.                       13

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change
          in Fiscal Year.                                                     13

Item 5.06 Change in Shell Company Status.                                     13

Item 9.01 Financial Statements and Exhibits.                                  13

SIGNATURES                                                                    14


                                       2
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ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

CORPORATE HISTORY

Casey Container Corp., a Nevada corporation, (hereinafter referred to as the "Company" or "Casey Container") was incorporated under the name Sawadee Ventures Inc. in the State of Nevada on September 26, 2006. The Company was formed to engage in the acquisition, exploration and development of natural resource properties of merit. The Company entered into a Mineral Property Purchase Agreement (the "MPPA") with a private British Columbia company, whereby the Company obtained an option to acquire a total of 3 mining claims located in the Vernon Mining District of British Columbia. During the year ended December 31, 2008, the Company terminated the MPPA and relieved itself from any further obligations thereunder.

On September 12, 2008 Douglas Ford resigned as President, Chief Executive Officer, Treasurer, and Chief Financial Officer. As a result on September 12, 2008 the Company appointed Rachna Khanna as President, Chief Executive Officer, Treasurer, and Chief Financial Officer. Additionally, Ms. Khanna was appointed a director of the Company.

On January 19, 2009 Douglas Ford resigned as a director. The Board of Directors was now comprised of Rachna Khanna.

On January 12, 2010 Ms. Rachna Khanna tendered her resignation as the President, CEO, CFO and Director. The same day Mr. James Casey, Mr. Terry Neild, and Mr. Robert Seaman were appointed as Directors of the Company. Mr. Casey filled the position of President, Mr. Neild was appointed Chief Executive Officer, Chief Financial Officer and Secretary, and Mr. Seaman was appointed Vice-President-Operations.

DESCRIPTION OF CASEY CONTAINER

Casey Container designs and custom manufactures biodegradable PET plastic preforms that become PET plastic containers, such as bottles for water or other beverage products. The Company is committed to developing container products that meet the demands of its clients while addressing today's most fundamental environmental issues concerning the proliferation of plastics.

The Company offers biodegradable plastic packaging solutions using the breakthrough science of EcoPure(TM) technology. In short, the Company provides environmentally responsible plastic packaging solutions to assist its clients in obtaining a competitive advantage in the marketplace.

WHAT IS BIODEGRADABLE PET PLASTIC

Working with Bio-tec Environmental, developer of the breakthrough EcoPure(TM) technology, the Company now has the unique ability to offer a revolutionary biodegradable PET plastic packaging solution that is FDA approved.

The Company's believes its products are cost effective and offer the same advantages as PET plastic packaging because it is PET. The EcoPure(TM) technology the Company uses to make its plastic packaging solutions biodegradable can be used with polystyrene (PS), polypropylene (PP), polyethyeleneterapthalate (PET), polyethylene (PE), polyvinyl chloride (PVC) and most other types of polymer.

The Company's biodegradable PET solutions have shown to maintain the same physical properties as conventional PET plastic packaging.

HOW DO PLASTICS BIODEGRADE

The EcoPure(TM) technology the Company uses for its products adds nutrients and other organic compounds that weaken the polymer chain and allow microbial action to colonize in and around the plastic. The bottles are then completely

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metabolized, turning them into inert humus (biomass), biogas (anaerobic) or Co2
(aerobic). Thus, rather than requiring mechanical means such as heat and light to break down, the products biodegrade in one to five years through the microbial activity in compost and landfill environments.

COMPETITION

Until now two types of products have dominated this sector of the market: oxo-degradables and starch based PLA (Poly-lactic Acid) products.
Oxo-degradables are an additive based technology which cause bottles to fragment from light, heat, moisture, mechanical stress and can only be used in polypropylene, polyethylene, and polystyrene (not in polyethyeleneterapthalate, or PET).

PLA is a starch based alternative to traditional plastics and attempts to replace polypropylene (PP), polyethylene (PE), and polyethyeleneterapthalate
(PET). These PLA packaging options lack the performance of conventional PET plastic packaging and have not yet attained economies of scale. It is also debated that they can drive up the prices of essential food-supply commodities, such as corn.

Since the Company has a non-exclusive Additive Supply and License Agreement with Bio-tec Environmental for its EcoPure(TM) technology, the Company understands that Bio-tec Environmental itself can also be considered a competitor.

GOVERNMENT REGULATION

As stated earlier the EcoPure(TM) technology is FDA approved. Bio-tec Environmental, the supplier of the EcoPure(TM) technology, is responsible for its good standing with the FDA. Casey Container will work closing with Bio-tec Environmental in regards to maintaining its FDA approval.

EMPLOYEES

As of February 8, 2010, the Company had no employees other than its corporate officers. The Company has 2 independent contractors who provide technology services, and public relations. Casey Container has not experienced any work stoppages and it considers relations with its independent contractors to be good.

LEGAL PROCEEDINGS

From time to time, Casey Container may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. Casey Container is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

PROPERTY

Casey Container currently operates out of leased property located at 7255 E. San Alfredo Drive Scottsdale, AZ 85258.

                                  RISK FACTORS

                   RISKS RELATED TO OUR BUSINESS AND INDUSTRY

THE COMPANY WILL NEED SIGNIFICANT ADDITIONAL CAPITAL, WHICH THEY MAY BE UNABLE TO OBTAIN.

The Company's capital requirements in connection with its development activities and transition to commercial operations have been and will continue to be significant. The Company will require additional funds to purchase manufacturing equipment, lease a manufacturing facility needed to produce products, and to

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market its products. There can be no assurance that financing will be available in amounts or on terms acceptable to the Company, if at all.

THE COMPANY WILL FACE SIGNIFICANT COMPETITION.

As stated earlier, until now two types of products have dominated this sector of the market: oxo-degradables and starch based PLA (Poly-lactic Acid) products. Oxo-degradables are an additive based technology which cause bottles to fragment from light, heat, moisture, mechanical stress and can only be used in polypropylene, polyethylene, and polystyrene (not in polyethyeleneterapthalate, or PET).

PLA is a starch based alternative to traditional plastics and attempts to replace polypropylene (PP), polyethylene (PE), and polyethyeleneterapthalate
(PET). These PLA packaging options lack the performance of conventional PET plastic packaging and have not yet attained economies of scale. It is also debated that they can drive up the prices of essential food-supply commodities, such as corn.

Since the Company has a non-exclusive Additive Supply and License Agreement with Bio-tec Environmental for its EcoPure(TM) technology, the Company understands that Bio-tec Environmental itself can also be considered a competitor.

THE COMPANY'S OPERATING RESULTS MAY FLUCTUATE, MAKING RESULTS DIFFICULT TO PREDICT AND COULD CAUSE PROJECTED RESULTS TO FALL SHORT OF EXPECTATIONS.

The Company's operating results may fluctuate as a result of a number of factors, many outside of the Company's control. As a result, comparing the Company's operating results on a period-to-period basis may not be meaningful, and it should not rely on the Company's past results as an indication of their future performance. The Company's quarterly, year-to-date, and annual expenses as a percentage of their revenues may differ significantly from historical or projected rates. The Company's operating results in future quarters may fall below expectations. Any of these events could cause the Company's stock price to fall. Each of the risk factors listed in Risk Factors, and the following factors may affect the Company's operating results:

     *    Our ability to continue to attract customers.
     * The amount and timing of operating costs and capital expenditures related to the maintenance and expansion of the Company's businesses, operations and infrastructure.
     *    The Company's focus on long-term goals over short-term results.
     *    The results of investments in risky projects.
     * The Company's ability to keep operations operational at a reasonable cost and without service interruptions.
     * The Company's ability to achieve revenue goals for partners to whom they guarantee minimum payments or pay distribution fees.
     * The Company's ability to generate revenue from services in which they have invested considerable time and resources.

THE COMPANY'S BUSINESS AND OPERATIONS COULD EXPERIENCE RAPID GROWTH. IF THEY FAIL TO EFFECTIVELY MANAGE THEIR GROWTH, THEIR BUSINESS AND OPERATING RESULTS COULD BE HARMED.

The Company could experience rapid growth in their operations, which could place significant demands on management, operational and financial infrastructure. If the Company does not effectively manage its growth, the quality of their products and services could suffer, which could negatively affect branding and operating results. To effectively manage this growth, the Company will need to continue to improve its operational, financial and management controls and reporting systems and procedures. These systems enhancements and improvements could require significant capital expenditures and management resources. Failure to implement these improvements could hurt the Company's ability to manage its growth and financial position.

THE COMPANY'S INTELLECTUAL PROPERTY RIGHTS ARE VALUABLE, AND ANY INABILITY TO PROTECT THEM COULD REDUCE THE VALUE OF THEIR PRODUCTS, SERVICES AND BRAND.

The Company's trademarks, trade secrets, copyrights and other intellectual property rights are important assets for the Company. Various events outside of their control pose a threat to their intellectual property rights as well as to their products and services. For example, effective intellectual property protection may not be available in every country in which their products are distributed. Also, the efforts the Company takes to protect its proprietary rights may not be sufficient or effective. Any significant impairment of their intellectual property rights could harm the Company's business or ability to compete. Also, protecting their intellectual property rights is costly and time consuming.

THE COMPANY RELIES ON HIGHLY SKILLED PERSONNEL AND, IF THEY ARE UNABLE TO RETAIN OR MOTIVATE KEY PERSONNEL OR HIRE QUALIFIED PERSONNEL, THEY MAY NOT BE ABLE TO GROW EFFECTIVELY.

The Company's performance largely depends on the talents and efforts of highly skilled individuals. Their future success depends on the Company's continuing ability to identify, hire, develop, motivate and retain highly skilled personnel for all areas of our organization.

                   RISKS RELATED TO OWNERSHIP OF COMMON STOCK

THE TRADING PRICE FOR THE COMPANY'S COMMON STOCK MAY BE VOLATILE

The market price of the Company's common shares may experience fluctuations. The market price of common shares may be adversely affected by various factors, including proposed Internet legislation or enforcement of existing laws, innovation and technological changes, the emergence of new competitors, quarterly variations in revenue and results of operations, speculation in the press or analyst community and general market conditions or market conditions specific to particular industries, including the Internet and gaming.

THERE IS A LIMITED MARKET FOR THE COMPANY'S COMMON STOCK, WHICH MAY MAKE IT DIFFICULT TO SELL STOCK.

The Company's common stock trades on the OTCBB under the symbol "CSEY." There is a limited trading market for their common stock. Accordingly, there can be no assurance as to the liquidity of any markets that may develop for the Company's common stock, the ability of holders of the Company's common stock to sell the Company's common stock, or the prices at which holders may be able to sell the Company's common stock.

CSEY'S SHARES ARE SUBJECT TO THE U.S. "PENNY STOCK" RULES AND INVESTORS WHO PURCHASE SHARES MAY HAVE DIFFICULTY RE-SELLING THEIR SHARES AS THE LIQUIDITY OF THE MARKET FOR SHARES MAY BE ADVERSELY AFFECTED BY THE IMPACT OF THE "PENNY STOCK" RULES.

The Company's stock is subject to U.S. "Penny Stock" rules, which may make the stock more difficult to trade on the open market. The Company's common shares currently trade on the OTCBB. A "penny stock" is generally defined by regulations of the U.S. Securities and Exchange Commission ("SEC") as an equity security with a market price of less than US $5.00 per share. However, an equity security with a market price under US $5.00 will not be considered a penny stock if it fits within any of the following exceptions:

     (i) the equity security is listed on NASDAQ or a national securities exchange;
     (ii) the issuer of the equity security has been in continuous operation for less than three years, and either has (a) net tangible assets of at least US$5,000,000, or (b) average annual revenue of at least US$6,000,000; or
     (iii) the issuer of the equity security has been in continuous operation for more than three years, and has net tangible assets of at least US$2,000,000.

The Company's common stock does not currently fit into any of the above exceptions. If an investor buys or sells a penny stock, SEC regulations require

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that the investor receive, prior to the transaction, a disclosure explaining the penny stock market and associated risks. Furthermore, trading in CSEY's common stock is currently subject to Rule 15g-9 of the Exchange Act, which relates to non-NASDAQ and non-exchange listed securities. Under this rule, broker/dealers who recommend the Company's securities to persons other than established customers and accredited investors must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale. Securities are exempt from this rule if their market price is at least $5.00 per share.

Since the Company's common stock is currently deemed a penny stock, it may tend to reduce market liquidity of the Company's common stock, because they limit the broker/dealers' ability to trade, and a purchaser's ability to sell, the stock in the secondary market.

A low price of the Company's common stock has a negative effect on the amount and percentage of transaction costs paid by individual shareholders. A low price of the Company's common stock also limits the Company's ability to raise additional capital by issuing additional shares. There are several reasons for these effects. First, the internal policies of certain institutional investors prohibit the purchase of low-priced stocks. Second, many brokerage houses do not permit low-priced stocks to be used as collateral for margin accounts or to be purchased on margin. Third, some brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks. Finally, broker's commissions on low-priced stocks usually represent a higher percentage of the stock price than commissions on higher priced stocks. As a result, the Company's shareholders may pay transaction costs that are a higher percentage of their total share value than if the Company's share price were substantially higher.

For more information about penny stocks, contact the Office of Filings, Information and Consumer Services of the U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephone at
(202) 272-7440.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

FORWARD LOOKING STATEMENTS

Some of the statements contained in this Form 8-K that are not historical facts are "forward-looking statements" which can be identified by the use of terminology such as "estimates," "projects," "plans," "believes," "expects," "anticipates," "intends," or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting our operations, market growth, services, products and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

     * Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;
     * Our ability to raise capital when needed and on acceptable terms and conditions;
     *    The intensity of competition; and
     *    General economic conditions.

All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

CASEY CONTAINER CORP. PLAN OF OPERATIONS

Casey Container Corp., a Nevada corporation, was incorporated under the name Sawadee Ventures Inc. in the State of Nevada on September 26, 2006. The Company was formed to engage in the acquisition, exploration and development of natural resource properties of merit. The Company entered into a Mineral Property Purchase Agreement (the "MPPA") with a private British Columbia company, whereby the Company obtained an option to acquire a total of 3 mining claims located in the Vernon Mining District of British Columbia. During the year ended December 31, 2008, the Company terminated the MPPA and relieved itself from any further obligations thereunder.

In November of 2009 we entered into Additive Supply and License Agreement with Bio-tec Environmental, developer of the breakthrough EcoPure(TM) technology. We now have the unique ability to offer a revolutionary biodegradable PET plastic packaging solution that is FDA approved.

We have not generated any income since inception, and as of the quarter ended September 30, 2009 have incurred a net loss of $5,714.

We are currently focusing on generating revenue by implementing three phases of our strategy. First, we plan to raise capital to purchase manufacturing equipment and lease a manufacturing facility. Second, we plan to increase our customer base. Third, we intend to leverage our assets to expand our business model through the acquisitions of related businesses.

CASEY CONTAINER CORP. RESULTS OF OPERATIONS

Casey Container Corp. began active operation on January 11, 2010, and has a fiscal operating year of January 1 to December 31.

REVENUES:

The Company is a development stage company and has not generated any revenues during the period from January 11, 2010 to the date of this report.

PROPERTY AND EQUIPMENT:

The Company currently owns no equipment.

TOTAL EXPENSES:

There were immaterial administrative expenses from January 11, 2010 to the date of this report.

NET INCOME (LOSS):

The Company has an immaterial loss due to its administrative expenses from January 11, 2010 to the date of this report

LIQUIDITY AND CAPITAL RESOURCES:

For purposes of reporting cash flows, cash includes demand deposits, time deposits, and short-term cash equivalents with original maturities of three months or less. As of the date of this report Casey Container had $3,400 in cash.

OFF BALANCE SHEET ARRANGEMENTS:

We do not have any off balance sheet arrangements as of the date of this report.

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SAWADEE VENTURES INC. RESULTS OF OPERATIONS

Sawadee Ventures incurred operating expenses of $4,665 and $2,893 for the three-month periods ended September 30, 2009 and 2008, respectively. These expenses consisted of general and administrative expenses.

At September 30, 2009, they had cash on hand of $5,714, being our total assets, and their liabilities were $4,505 in accounts payable.

Sawadee Ventures sold $54,000 in equity securities since inception, $18,000 from the sale of 18,000,000 shares of stock to their officer and director and $36,000 from the sale of 18,000,000 shares registered pursuant to their SB-2 Registration Statement which became effective on March 2, 2007.

The following table provides selected financial data about Sawadee Ventures for the period from the date of incorporation through September 30, 2009.

                      Balance Sheet Data:           9/30/09
                      -------------------           -------

                      Cash                          $5,714
                      Total assets                  $5,714
                      Total liabilities             $4,505
                      Shareholders' equity          $1,209

OFF BALANCE SHEET ARRANGEMENTS:

They did not have any off balance sheet arrangements as of December 31, 2009 or as of the date of this report.

CRITICAL ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EFFECT OF RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In accordance with the reporting requirements of SFAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this statement and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. The estimated fair value of cash, accounts payable and credit cards payable approximate their carrying amounts due to the short maturity of these instruments. At December 31, 2008, the Company did not have any other financial instruments.

INCOME TAXES

The Company accounts for corporate income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109. The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the financial statements and tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in the years in which the differences are expected to be settled or realized.

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                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

Mr. James Casey, Mr. Terry Neild and Robert Seaman were appointed as Directors of the Company. Mr. Casey will fill the position of President, Mr. Terry Neild will become Chief Executive Officer, Chief Financial Officer and Secretary and Mr. Seaman will be Vice- President-Operations.

Mr. James Casey, age 64, has more then 30 years experience in sales, marketing and distribution. Previously he served in a senior management position with the US Industrial Chemical Co where he gained extensive experience in plastic extrusion methods, blow molding of plastic containers. At Merck Darmstadt in West Germany, Mr. Casey was responsible for the company's leading edge generic engineering products that were marketed to medical schools, pharmaceutical companies, various research organizations and the US Food and Drug Administration. Mr. Casey is an alumnus of Loyola College in Baltimore where he received his B.S. in Chemistry and Biochemistry. He served as a Naval Aviator from 1968 to 1971.

Mr. Terry Neild, age 69, was previously President and CEO of Clearly Canadian Beverage Corporation and Jolt Beverages Corporation, both successful retail specialty beverage and bottled water companies. Throughout his 35-year career as a business leader and innovator, Mr. Neild has built a depth of proven entrepreneurial skills in a variety of industries. He has guided the development of several start-up companies; bringing them to a substantial success. Mr. Neild, who is a Certified Management Accountant, has held senior financial positions in Fortune 500 companies.

Mr. Robert ("Bob") Seaman, age 63, has a wealth of bottling and manufacturing industry experience. He has held numerous leadership positions in his 37 years of work in manufacturing, mechanical engineering, and machine installation and repairs. He has installed, tested, repaired and run bottling equipment in many foreign countries and most US states, producing a vast array of product containers. In the water sector alone, Seaman has set up bottling plants for Fiji Water, Ozarka Water, Penta Water and many others. He holds a Bachelor's Degree in Industrial Engineering from Purdue University and held the rank of Sgt. E-7 in the United States Army.

RESIGNING DIRECTORS

Rachna Khanna.

Ms. Khanna is a licensed realtor in the state of California, and is a versatile and innovative individual with 15 years experience in Sales, Promotional Planning, Event Marketing, and Channel Marketing. Ms. Khanna holds a Bachelor of Arts in Communication Studies from California State University.

                             EXECUTIVE COMPENSATION
SAWADEE VENTURES INC.

Our executive officers have not received any compensation since the date of our incorporation, and we did not accrue any compensation.

CASEY CONTAINER CORP.

Our executive officers have not received any compensation since the date of our incorporation, and we did not accrue any compensation.

EQUITY COMPENSATION PLANS

The Company has not adopted any Equity Compensation Plans.

                                       10
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COMPENSATION OF DIRECTORS

We do not compensate our directors for their time spent on our behalf, but they are entitled to receive reimbursement for all out of pocket expenses incurred for attendance at our Board of Directors meetings.

PENSION AND RETIREMENT PLANS

Currently, we do not offer any annuity, pension or retirement benefits to be paid to any of our officers, directors or employees. There are also no compensatory plans or arrangements with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with our company, or from a change in our control.

EMPLOYMENT AGREEMENTS

We do not have any written employment agreements.

AUDIT COMMITTEE

Presently, our Board of Directors is performing the duties that would normally be performed by an audit committee. We intend to form a separate audit committee, and plan to seek potential independent directors. In connection with our search, we plan to appoint an individual qualified as an audit committee financial expert.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into a Consulting Agreement with Taste of Aruba (US), Inc. "(Taste of Aruba)." As per the Agreement shareholders of Taste of Aruba are to receive one share of Casey Container for every two shares they hold in Taste of Aruba. The shares are to be issued within the first quarter of 2010. Mr. Neild, Casey Container CEO, CFO, & Secretary, is a shareholder of Taste of Aruba and will receive 3,000,000 shares as a result of the said Commitment Agreement. Mr. Neild also sits on Taste of Aruba's Board of Directors as Chairmen.

                            DESCRIPTION OF SECURITIES

Our authorized capital consists of 250,000,000 shares of common stock with a par value of $0.001, and 10,000,000 shares of preferred stock with a par value of $0.001. At the close of business on February 8, 2010, the Company had 36,000,000 shares of Common Stock issued and outstanding.

Holders of the Company's common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of the Company's common stock representing a majority of the voting power of the Company's capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of the Company's outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Company's articles of incorporation.

Holders of the Company's common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. The Company's common stock has no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Company's common stock.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our shares of common stock, par value $0.001 per share, are quoted on the Over-the-Counter Bulletin Board ("OTC.BB") under the symbol "CSEY".

The following table sets forth the high and low sales prices for our common stock for each quarter within the last two fiscal years and any subsequent interim period as reported by the OTC.BB.

             Fiscal Year Ended December 31, 2009 and Interim Period
                        (Quarter Ended March 31, 2010)*

                                    High                    Low
                                    ----                    ---

     Quarter ended 3/31/09         $  --                   $  --
     Quarter ended 1/31/09         $  --                   $  --
     Quarter ended 6/30/09         $  --                   $  --
     Quarter ended 9/30/09         $  --                   $  --
     Quarter ended 3/31/10         $1.24                   $0.60

The closing sale prices in the table above reflect inter-dealer prices, without retail mark-up or commissions and may not represent actual transactions.

THE SHARES QUOTED ARE SUBJECT TO THE PROVISIONS OF SECTION 15(G) AND RULE 15G-9 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE EXCHANGE ACT"), COMMONLY REFERRED TO AS THE "PENNY STOCK" RULE. SECTION 15(G) SETS FORTH CERTAIN REQUIREMENTS FOR TRANSACTIONS IN PENNY STOCKS AND RULE 15G9(D)(1) INCORPORATES THE DEFINITION OF PENNY STOCK AS THAT USED IN RULE 3A51-1 OF THE EXCHANGE ACT.

The Commission generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the Commission; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the registrant's net tangible assets; or exempted from the definition by the Commission. Trading in the shares is subject to additional sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, the monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker dealers to trade and/or maintain a market in the Company's common stock and may affect the ability of shareholders to sell their shares. As of February 8, 2010, there were approximately twenty-one (21) holders of record of our common stock.

DIVIDEND POLICY

The Company has never declared or paid any cash dividends on its common stock. We currently intend to retain future earnings, if any, to finance the expansion of its business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

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
                                LEGAL PROCEEDINGS

We are not a party to any legal proceedings, nor are we aware of any contemplated or pending legal proceedings against us.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                      ACCOUNTING AND FINANCIAL DISCLOSURE

None.

                     RECENT SALES OF UNREGISTERED SECURITIES

The Company has not offered the sale of its securities.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's directors and executive officers are indemnified as provided by the Nevada General Corporation law and its Bylaws. These provisions state that the Company's directors may cause the Company to indemnify a director or former director against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him as a result of him acting as a director. The indemnification of costs can include an amount paid to settle an action or satisfy a judgment. Such indemnification is at the discretion of the Company's board of directors and is subject to the Securities and Exchange Commission's policy regarding indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

See Item 5.01.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

The Company is changing its name to Casey Container Corp.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

See Item 5.01

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number                              Description
--------------                              -----------

   10.1         Additive Supply and License Agreement with Bio-tec Environmental

   10.2         Commitment Agreement with Taste of Aruba (US), Inc.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CASEY CONTAINER, CORP.


Date: April 1, 2010            By: /s/ James Casey
                                   ----------------------------------------
                                Name:  James Casey
                                Title: President


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